UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (date of earliest event reported):
                                 August 2, 2005


                                Synthetech, Inc.

             (Exact name of registrant as specified in its charter)


                  Oregon                    0-12992                84-0845771
-----------------------------------  -----------------------   -----------------
  (State or other jurisdiction         (Commission File       (I.R.S. Employer
       of incorporation)                    Number)          Identification No.)


              1290 Industrial Way, P.O. Box 646, Albany, OR 97321
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 2, 2005, Synthetech, Inc. issued a press release announcing financial results for the first quarter of fiscal 2006.

The information provided hereunder, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.


Item 9.01 Financial Statements and Exhibits

99.1 Press release dated August 2, 2005, issued by Synthetech, Inc.








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 3, 2005                                   Synthetech, Inc.


                                                        By: /s/ GARY A. WEBER
                                                        ---------------------
                                                        Gary A. Weber
                                                        Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Press Release of Synthetech, Inc. dated August 2, 2005.